Exhibit 99.1

FOR IMMEDIATE RELEASE

Contacts:
Chris Nicholson	Tom Barth
Media Relations	Investor Relations
Akamai Technologies	Akamai Technologies
617-444-2987	617-274-7130
cnichols@akamai.com	tbarth@akamai.com

AKAMAI REPORTS SECOND QUARTER 2018 FINANCIAL RESULTS

Second quarter revenue of $663 million, up 9% year-over-year

Cloud Security Solutions revenue grew 33%, now over $600 million annualized run rate

GAAP EPS of $0.25 and non-GAAP EPS of $0.83

CAMBRIDGE, Mass. – July 31, 2018 – Akamai Technologies, Inc. (NASDAQ: AKAM), the world's largest and most trusted cloud delivery platform, today reported financial results for the second quarter ended June 30, 2018.

“We are very pleased with our second quarter performance, highlighted by outstanding growth in our security portfolio, further improvement in our Media and Carrier Division, overall margin expansion and very strong non-GAAP earnings growth of 34% year-over-year," said Dr. Tom Leighton, Chief Executive Officer.

Revenue: Revenue was $663 million, a 9% increase over second quarter 2017 revenue of $606 million and an 8% increase when adjusted for foreign exchange.*

Revenue by Division(1):

•	Web Division revenue was $351 million, up 11% year-over-year and up 9% when adjusted for foreign exchange*

•	Media and Carrier Division revenue was $312 million, up 8% year-over-year and up 7% when adjusted for foreign exchange*

Revenue from Cloud Security Solutions(2):

•	Cloud Security Solutions revenue was $155 million, up 33% year-over-year and up 31% when adjusted for foreign exchange*

Revenue from Internet Platform Customers(3):

•	Revenue from Internet Platform Customers was $44 million, down 14% year-over-year and when adjusted for foreign exchange*

•	Revenue excluding Internet Platform Customers was $619 million, up 12% year-over-year and up 10% when adjusted for foreign exchange*

Revenue by Geography:

•	U.S. revenue was $413 million, up 3% year-over-year

•	International revenue was $250 million, up 21% year-over-year and up 18% when adjusted for foreign exchange*

Income from operations: GAAP income from operations was $57 million, a 33% decrease from second quarter 2017. GAAP operating margin for the second quarter was 9%, down 5 percentage points from the same period last year. The second quarter of 2018 was impacted by a one-time $50 million endowment to the Akamai Foundation.

Non-GAAP income from operations* was $170 million, a 17% increase from second quarter 2017. Non-GAAP operating margin* for the second quarter was 26%, up 2 percentage points from the same period last year.

Net income: GAAP net income was $43 million, a 24% decrease from second quarter 2017, which was also impacted by the Akamai Foundation endowment. Non-GAAP net income* was $143 million, a 34% increase from second quarter 2017.

EPS: GAAP EPS was $0.25 per diluted share, a 24% decrease from second quarter 2017 and a 33% decrease when adjusted for foreign exchange.* Non-GAAP EPS was $0.83 per diluted share, a 34% increase from second quarter 2017 and a 32% increase when adjusted for foreign exchange.*

Adjusted EBITDA*: Adjusted EBITDA was $262 million, an 18% increase from second quarter 2017. Adjusted EBITDA margin* was 39%, an increase of 2 percentage points as compared to the second quarter of 2017.

Other second quarter 2018 results:

•	Cash from operations was $220 million, or 33% of revenue

•	Cash, cash equivalents and marketable securities was $2.3 billion as of June 30, 2018

•	The Company spent $166 million to repurchase 2.2 million shares of its common stock at an average price of $76.76 per share

•	The Company had approximately 169 million shares of common stock outstanding as of June 30, 2018

Adoption of new revenue recognition standard: Prior period results have been revised for the adoption of the new revenue recognition standard. Under this standard, the way revenue is recognized changed for some of Akamai's customers and primarily impacts the revenue timing of a small number of licensed software customers. The way Akamai recognizes revenue for its core Web and Media products is substantially unchanged. Akamai will also begin capitalizing certain commission and incentive payments. The revisions as a result of the new standard did not have a material impact on Akamai's annual revenue or results of operations, but did cause quarter-to-quarter fluctuations. For more information, see the posted revisions to the consolidated statements of income and other key disaggregated revenue amounts in the Investor Relations section of Akamai's website at www.akamai.com.

*	See Use of Non-GAAP Financial Measures below for definitions

(1)    Revenue by Division – A customer-focused reporting view that reflects revenue from customers that are managed by the division. As of January 1, 2018, Akamai now reports its revenue in two divisions compared to the three divisions reported in 2017; the Media Division and Enterprise and Carrier Division were combined to form the new Media and Carrier Division. In addition, as the purchasing patterns and required account expertise of customers changes over time, Akamai may reassign a customer's division from one to another. In 2018 Akamai reassigned some of its customers from the Media and Carrier Division to the Web Division and revised historical results in order to reflect the most recent categorization and to provide a comparable view for all periods presented.

(2)
Revenue from Cloud Security Solutions – A product-focused reporting view that illustrates revenue from Cloud Security Solutions separately from all other solution categories. During 2018, Akamai updated its methodology for allocating revenue to specific solutions when solutions are sold as a bundle. During 2018, Akamai reassigned amounts from CDN and other solutions revenue to Cloud Security Solutions revenue and revised historical results in order to reflect the most recent allocation methodologies and to provide a comparable view for all periods presented.

(3)	Revenue from Internet Platform Customers – Revenue from six customers that are large Internet platform companies: Amazon, Apple, Facebook, Google, Microsoft and Netflix

Quarterly Conference Call
Akamai will host a conference call today at 4:30 p.m. ET that can be accessed through 1-844-578-9671 (or 1-508-637-5655 for international calls) and using passcode 7877618. A live webcast of the call may be accessed at www.akamai.com in the Investor section. In addition, a replay of the call will be available for two weeks following the conference by calling 1-855-859-2056 (or 1-404-537-3406 for international calls) and using passcode 7877618. The archived webcast of this event may be accessed through the Akamai website.

About Akamai
As the world’s largest and most trusted cloud delivery platform, Akamai makes it easier for its customers to provide the best and most secure digital experiences on any device, anytime, anywhere.  Akamai’s massively distributed platform is unparalleled in scale with over 200,000 servers across 130 countries, giving customers superior performance and threat protection. Akamai’s portfolio of web and mobile performance, cloud security, enterprise access, and video delivery solutions are supported by exceptional customer service and 24/7 monitoring.  To learn why the top financial institutions, e-commerce leaders, media & entertainment providers, and government organizations trust Akamai please visit www.akamai.com, blogs.akamai.com, or @Akamai on Twitter.

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)	June 30, 2018	December 31, 2017 (1)
ASSETS
Current assets:
Cash and cash equivalents	$977,488	$313,382
Marketable securities	879,483	398,554
Accounts receivable, net	479,865	461,457
Prepaid expenses and other current assets	147,324	172,853
Total current assets	2,484,160	1,346,246
Property and equipment, net	852,950	862,535
Marketable securities	411,746	567,592
Goodwill	1,494,311	1,498,688
Acquired intangible assets, net	184,934	201,259
Deferred income tax assets	44,230	36,231
Other assets	132,373	136,365
Total assets	$5,604,704	$4,648,916
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$84,167	$80,278
Accrued expenses	253,241	283,743
Deferred revenue	100,314	70,495
Convertible senior notes	674,629	—
Other current liabilities	23,977	22,178
Total current liabilities	1,136,328	456,694
Deferred revenue	6,075	6,062
Deferred income tax liabilities	18,236	17,823
Convertible senior notes	855,378	662,913
Other liabilities	143,409	142,955
Total liabilities	2,159,426	1,286,447
Total stockholders' equity	3,445,278	3,362,469
Total liabilities and stockholders' equity	$5,604,704	$4,648,916

(1)
Prior period information has been restated for the adoption of Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers, which Akamai adopted retrospectively on January 1, 2018. Under this standard, the way revenue is recognized changed for some of Akamai's contracts with customers. Akamai will also begin capitalizing costs associated with obtaining customer contracts, specifically certain commission and incentive payments. For more information, see the posted revisions to the consolidated statements of income and other key disaggregated revenue amounts in the Investor Relations section of Akamai's website at www.akamai.com.

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended			Six Months Ended
(in thousands, except per share data)	June 30, 2018	March 31, 2018	June 30, 2017 (1)	June 30, 2018	June 30, 2017 (1)
Revenue	$662,759	$668,724	$605,832	$1,331,483	$1,206,125
Costs and operating expenses:
Cost of revenue(2) (3)	235,487	234,825	214,680	470,312	420,407
Research and development(2)	59,709	65,065	53,373	124,774	105,535
Sales and marketing(2)	131,680	122,553	117,944	254,233	232,436
General and administrative(2) (3)	170,206	154,385	123,518	324,591	238,527
Amortization of acquired intangible assets	8,294	8,431	7,753	16,725	15,322
Restructuring charges	266	14,908	2,971	15,174	2,971
Total costs and operating expenses	605,642	600,167	520,239	1,205,809	1,015,198
Income from operations	57,117	68,557	85,593	125,674	190,927
Interest income	6,409	3,965	4,281	10,374	8,905
Interest expense	(9,204)	(4,850)	(4,646)	(14,054)	(9,243)
Other (expense) income, net	(2,769)	21	563	(2,748)	(121)
Income before provision for income taxes	51,553	67,693	85,791	119,246	190,468
Provision for income taxes	8,492	13,979	29,039	22,471	59,133
Net income	$43,061	$53,714	$56,752	$96,775	$131,335

Net income per share:
Basic	$0.25	$0.32	$0.33	$0.57	$0.76
Diluted	$0.25	$0.31	$0.33	$0.56	$0.75

Shares used in per share calculations:
Basic	170,250	170,116	172,674	170,183	172,916
Diluted	172,307	172,004	173,439	172,156	174,305

(1)
Prior period information has been restated for the adoption of Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers, which Akamai adopted retrospectively on January 1, 2018. Under this standard, the way revenue is recognized changed for some of Akamai's contracts with customers. Akamai will also begin capitalizing costs associated with obtaining customer contracts, specifically certain commission and incentive payments. For more information, see the posted revisions to the consolidated statements of income and other key disaggregated revenue amounts in the Investor Relations section of Akamai's website at www.akamai.com.

(2)	Includes stock-based compensation (see supplemental table for figures)

(3)	Includes depreciation and amortization (see supplemental table for figures)

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2018	March 31, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Cash flows from operating activities:
Net income	$43,061	$53,714	$56,752	$96,775	$131,335
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	106,298	104,095	89,206	210,393	175,739
Stock-based compensation	47,497	44,686	41,269	92,183	80,255
(Benefit) provision for deferred income taxes	(4,302)	(7,814)	6,798	(12,116)	35,223
Amortization of debt discount and issuance costs	8,909	4,850	4,646	13,759	9,243
Restructuring-related software charges	—	2,818	—	2,818	—
Other non-cash reconciling items, net	3,636	4,379	1,738	8,015	1,609
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	1,530	(18,419)	15,611	(16,889)	(4,265)
Prepaid expenses and other current assets	13,505	(4,927)	(4,052)	8,578	(51,224)
Accounts payable and accrued expenses	4,221	(31,312)	6,399	(27,091)	(17,541)
Deferred revenue	4,309	25,243	(232)	29,552	9,811
Other current liabilities	(8,046)	13,701	2,385	5,655	5,901
Other non-current assets and liabilities	(937)	996	4,113	59	(8,835)
Net cash provided by operating activities	219,681	192,010	224,633	411,691	367,251
Cash flows from investing activities:
Cash paid for acquired businesses, net of cash acquired	—	(79)	(197,191)	(79)	(197,201)
Purchases of property and equipment and capitalization of internal-use software development costs	(88,634)	(113,075)	(97,005)	(201,709)	(188,186)
Purchases of short- and long-term marketable securities	(394,534)	(73,352)	(88,913)	(467,886)	(181,219)
Proceeds from sales and maturities of short- and long-term marketable securities	64,830	75,736	88,978	140,566	413,116
Other non-current assets and liabilities	236	(715)	(808)	(479)	(1,143)
Net cash used in investing activities	(418,102)	(111,485)	(294,939)	(529,587)	(154,633)

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS, continued

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2018	March 31, 2018	June 30, 2017(1)	June 30, 2018	June 30, 2017(1)
Cash flows from financing activities:
Proceeds from the issuance of convertible senior notes	1,132,622	—	—	1,132,622	—
Proceeds from the issuance of warrants	119,945	—	—	119,945	—
Purchase of note hedge related to convertible senior notes	(261,740)	—	—	(261,740)	—
Proceeds from the issuance of common stock under stock plans	11,365	22,738	8,150	34,103	25,680
Employee taxes paid related to net share settlement of stock-based awards	(11,594)	(29,714)	(7,417)	(41,308)	(41,338)
Repurchases of common stock	(165,727)	(19,785)	(105,148)	(185,512)	(177,615)
Other non-current assets and liabilities	(944)	(3,900)	(1,096)	(4,844)	(1,096)
Net cash provided by (used in) financing activities	823,927	(30,661)	(105,511)	793,266	(194,369)
Effects of exchange rate changes on cash, cash equivalents and restricted cash	(12,625)	1,165	5,233	(11,460)	10,252
Net increase (decrease) in cash, cash equivalents and restricted cash	612,881	51,029	(170,584)	663,910	28,501
Cash, cash equivalents and restricted cash at beginning of period	365,458	314,429	523,711	314,429	324,626
Cash, cash equivalents and restricted cash at end of period	$978,339	$365,458	$353,127	$978,339	$353,127

(1)
Prior period information has been restated for the adoption of Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers, which Akamai adopted retrospectively on January 1, 2018. Under this standard, the way revenue is recognized changed for some of Akamai's contracts with customers. Akamai will also begin capitalizing costs associated with obtaining customer contracts, specifically certain commission and incentive payments. For more information, see the posted revisions to the consolidated statements of income and other key disaggregated revenue amounts in the Investor Relations section of Akamai's website at www.akamai.com.

On January 1, 2018, Akamai also adopted Accounting Standards Update No. 2016-18, Statement of Cash Flows. Under this standard, restricted cash is included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period cash on the statement of cash flows. Akamai retrospectively adopted this standard and revised cash flows from investing activities by ($0.8) million and $0.1 million for the three and six months ended June 30, 2017, respectively, with a corresponding revision to the net increase (decrease) in cash, cash equivalents and restricted cash.

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA – REVENUE BY DIVISION

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2018	March 31, 2018	June 30, 2017 (1)	June 30, 2018	June 30, 2017 (1)
Web Division	$351,084	$352,837	$317,408	$703,921	$620,896
Media and Carrier Division	311,675	315,887	288,424	627,562	585,229
Total revenue	$662,759	$668,724	$605,832	$1,331,483	$1,206,125
Revenue growth rates year-over-year:
Web Division	11%	16%	15%	13%	14%
Media and Carrier Division	8	6	(3)	7	(2)
Total revenue	9%	11%	6%	10%	6%
Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(2):
Web Division	9%	13%	16%	11%	15%
Media and Carrier Division	7	4	(2)	5	(2)
Total revenue	8%	9%	7%	8%	6%

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA – REVENUE FROM CLOUD SECURITY SOLUTIONS

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2018	March 31, 2018	June 30, 2017 (1)	June 30, 2018	June 30, 2017 (1)
Cloud Security Solutions	$155,250	$149,205	$116,776	$304,455	$226,782
CDN and other solutions	507,509	519,519	489,056	1,027,028	979,343
Total revenue	$662,759	$668,724	$605,832	$1,331,483	$1,206,125

Revenue growth rates year-over-year:
Cloud Security Solutions	33%	36%	33%	34%	34%
CDN and other solutions	4	6	1	5	1
Total revenue	9%	11%	6%	10%	6%
Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(2):
Cloud Security Solutions	31%	32%	34%	32%	35%
CDN and other solutions	3	3	2	3	1
Total revenue	8%	9%	7%	8%	6%

(1)
Prior period information has been restated for the adoption of Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers, which Akamai adopted retrospectively on January 1, 2018. Under this standard, the way revenue is recognized changed for some of Akamai's contracts with customers. For more information, see the posted revisions to the consolidated statements of income and other key disaggregated revenue amounts in the Investor Relations section of Akamai's website at www.akamai.com.

(2) See Use of Non-GAAP Financial Measures below for a definition

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA – REVENUE FROM INTERNET PLATFORM CUSTOMERS

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2018	March 31, 2018	June 30, 2017 (1)	June 30, 2018	June 30, 2017 (1)
Revenue from Internet Platform Customers	$44,062	$44,391	$51,166	$88,453	$102,557
Revenue excluding Internet Platform Customers	618,697	624,333	554,666	1,243,030	1,103,568
Total revenue	$662,759	$668,724	$605,832	$1,331,483	$1,206,125
Revenue growth rates year-over-year:
Revenue from Internet Platform Customers	(14)%	(14)%	(17)%	(14)%	(23)%
Revenue excluding Internet Platform Customers	12	14	8	13	9
Total revenue	9%	11%	6%	10%	6%
Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(2):
Revenue from Internet Platform Customers	(14)%	(14)%	(17)%	(14)%	(23)%
Revenue excluding Internet Platform Customers	10	11	9	10	10
Total revenue	8%	9%	7%	8%	6%

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA – REVENUE BY GEOGRAPHY

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2018	March 31, 2018	June 30, 2017 (1)	June 30, 2018	June 30, 2017 (1)
U.S.	$413,129	$423,339	$400,236	$836,468	$799,106
International	249,630	245,385	205,596	495,015	407,019
Total revenue	$662,759	$668,724	$605,832	$1,331,483	$1,206,125
Revenue growth rates year-over-year:
U.S.	3%	6%	2%	5%	1%
International	21	22	15	22	17
Total revenue	9%	11%	6%	10%	6%
Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(2):
U.S.	3%	6%	2%	5%	1%
International	18	14	18	16	19
Total revenue	8%	9%	7%	8%	6%

(1) Prior period information has been restated for the adoption of Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers, which Akamai adopted retrospectively on January 1, 2018. Under this standard, the way revenue is recognized changed for some of Akamai's contracts with customers. For more information, see the posted revisions to the consolidated statements of income and other key disaggregated revenue amounts in the Investor Relations section of Akamai's website at www.akamai.com.
(2) See Use of Non-GAAP Financial Measures below for a definition

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL OPERATING EXPENSE DATA

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2018	March 31, 2018	June 30, 2017	June 30, 2018	June 30, 2017
General and administrative expenses:
Payroll and related costs	$46,874	$51,894	$47,516	$98,768	$92,407
Stock-based compensation	14,269	12,922	12,630	27,191	22,745
Depreciation and amortization	21,207	19,888	18,069	41,095	36,597
Facilities-related costs	20,529	21,795	20,184	42,324	38,982
Provision for doubtful accounts	420	521	752	941	905
Acquisition-related costs	500	1,143	3,057	1,643	2,848
Legal and stockholder matter costs	—	23,091	—	23,091	—
License of patent	(4,266)	(4,215)	(4,089)	(8,481)	(8,124)
Endowment of Akamai Foundation	50,000	—	—	50,000	—
Professional and other expenses	20,673	27,346	25,399	48,019	52,167
Total general and administrative expenses	$170,206	$154,385	$123,518	$324,591	$238,527

General and administrative expenses–functional(1):
Global functions	$47,497	$55,653	$49,639	$103,150	$98,366
As a percentage of revenue	7%	8%	8%	8%	8%
Infrastructure	76,055	78,192	74,159	154,247	144,532
As a percentage of revenue	11%	12%	12%	12%	12%
Other	46,654	20,540	(280)	67,194	(4,371)
Total general and administrative expenses	$170,206	$154,385	$123,518	$324,591	$238,527
As a percentage of revenue	26%	23%	20%	24%	20%

Stock-based compensation:
Cost of revenue	$5,553	$5,296	$5,074	$10,849	$9,759
Research and development	10,926	10,509	9,614	21,435	18,643
Sales and marketing	16,749	15,959	13,951	32,708	29,108
General and administrative	14,269	12,922	12,630	27,191	22,745
Total stock-based compensation	$47,497	$44,686	$41,269	$92,183	$80,255

(1) Global functions expense includes payroll, stock-based compensation and other employee-related costs for administrative functions, including finance, purchasing, order entry, human resources, legal, information technology and executive personnel, as well as third-party professional service fees. Infrastructure expense includes payroll, stock-based compensation and other employee-related costs for our network infrastructure functions, as well as facility rent expense, depreciation and amortization of facility and IT-related assets, software and software-related costs, business insurance and taxes. Our network infrastructure function is responsible for network planning, sourcing, architecture evaluation and platform security. Other expense includes acquisition-related costs, provision for doubtful accounts, the license of a patent, legal and stockholder matter costs and the endowment of the Akamai Foundation.

AKAMAI TECHNOLOGIES, INC.
OTHER SUPPLEMENTAL DATA

	Three Months Ended			Six Months Ended
(in thousands, except end of period statistics)	June 30, 2018	March 31, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Depreciation and amortization:
Network-related depreciation	$37,748	$38,235	$35,404	$75,983	$70,659
Capitalized internal-use software development amortization	32,822	31,668	23,766	64,490	45,355
Other depreciation and amortization	20,837	19,498	17,727	40,335	35,936
Depreciation of property and equipment	91,407	89,401	76,897	180,808	151,950
Capitalized stock-based compensation amortization	5,846	5,569	3,972	11,415	7,443
Capitalized interest expense amortization	751	694	584	1,445	1,024
Amortization of acquired intangible assets	8,294	8,431	7,753	16,725	15,322
Total depreciation and amortization	$106,298	$104,095	$89,206	$210,393	$175,739

Capital expenditures, excluding stock-based compensation and interest expense(1)(2):
Purchases of property and equipment	$52,815	$26,597	$64,522	$79,412	$121,022
Capitalized internal-use software development costs	49,028	49,257	40,957	98,285	78,042
Total capital expenditures, excluding stock-based compensation and interest expense	$101,843	$75,854	$105,479	$177,697	$199,064

End of period statistics:
Number of employees	7,443	7,454	7,084

(1) Capital expenditures presented in this table are reported on an accrual basis, which differs from the cash-basis presentation in the statements of cash flows. The primary difference between the two is the change in purchases of property and equipment and capitalization of internal-use software development costs accrued for, but not paid, at period end.
(2) See Use of Non-GAAP Financial Measures below for a definition

AKAMAI TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP INCOME FROM OPERATIONS, NET INCOME AND NET INCOME PER DILUTED SHARE

	Three Months Ended			Six Months Ended
(in thousands, except per share data)	June 30, 2018	March 31, 2018	June 30, 2017 (1)	June 30, 2018	June 30, 2017 (1)
Income from operations	$57,117	$68,557	$85,593	$125,674	$190,927
GAAP operating margin	9%	10%	14%	9%	16%
Amortization of acquired intangible assets	8,294	8,431	7,753	16,725	15,322
Stock-based compensation	47,497	44,686	41,269	92,183	80,255
Amortization of capitalized stock-based compensation and capitalized interest expense	6,597	6,263	4,556	12,860	8,467
Restructuring charges	266	14,908	2,971	15,174	2,971
Acquisition-related costs	500	1,143	3,057	1,643	2,849
Legal and stockholder matter costs	—	23,091	—	23,091	—
Endowment of Akamai Foundation	50,000	—	—	50,000	—
Operating adjustments	113,154	98,522	59,606	211,676	109,864
Non-GAAP income from operations	$170,271	$167,079	$145,199	$337,350	$300,791
Non-GAAP operating margin	26%	25%	24%	25%	25%

Net income	$43,061	$53,714	$56,752	$96,775	$131,335
Operating adjustments (from above)	113,154	98,522	59,606	211,676	109,864
Amortization of debt discount and issuance costs	8,909	4,850	4,646	13,759	9,243
Loss on investments	2,000	—	—	2,000	—
Income tax-effect of above non-GAAP adjustments and certain discrete tax items	(24,191)	(21,283)	(13,974)	(45,474)	(29,441)
Non-GAAP net income	$142,933	$135,803	$107,030	$278,736	$221,001

GAAP net income per diluted share	$0.25	$0.31	$0.33	$0.56	$0.75
Amortization of acquired intangible assets	0.05	0.05	0.04	0.10	0.09
Stock-based compensation	0.28	0.25	0.24	0.54	0.46
Amortization of capitalized stock-based compensation and capitalized interest expense	0.04	0.04	0.03	0.07	0.05
Restructuring charges	—	0.09	0.02	0.09	0.02
Acquisition-related costs	—	0.01	0.02	0.01	0.02
Legal and stockholder matter costs	—	0.13	—	0.13	—
Endowment of Akamai Foundation	0.29	—	—	0.29	—
Amortization of debt discount and issuance costs	0.05	0.03	0.03	0.08	0.05
Loss on investments	0.01	—	—	0.01	—
Income tax effect of above non-GAAP adjustments and certain discrete tax items	(0.14)	(0.12)	(0.08)	(0.26)	(0.17)
Non-GAAP net income per diluted share	$0.83	$0.79	$0.62	$1.62	$1.27

Shares used in diluted per share calculations	172,307	172,004	173,439	172,156	174,305

(1)
Prior period information has been restated for the adoption of Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers, which Akamai adopted retrospectively on January 1, 2018. Under this standard, the way revenue is recognized changed for some of Akamai's contracts with customers. Akamai will also begin capitalizing costs associated with obtaining customer contracts, specifically certain commission and incentive payments. For more information, see the posted revisions to the consolidated statements of income and other key disaggregated revenue amounts in the Investor Relations section of Akamai's website at www.akamai.com.

AKAMAI TECHNOLOGIES, INC.
RECONCILIATION OF GAAP NET INCOME TO ADJUSTED EBITDA

	Three Months Ended			Six Months Ended
(in thousands, except per share data)	June 30, 2018	March 31, 2018	June 30, 2017 (1)	June 30, 2018	June 30, 2017 (1)
Net income	$43,061	$53,714	$56,752	$96,775	$131,335
Interest income	(6,409)	(3,965)	(4,281)	(10,374)	(8,905)
Provision for income taxes	8,492	13,979	29,039	22,471	59,133
Depreciation and amortization	91,407	89,401	76,897	180,808	151,950
Amortization of capitalized stock-based compensation and capitalized interest expense	6,597	6,263	4,556	12,860	8,467
Amortization of acquired intangible assets	8,294	8,431	7,753	16,725	15,322
Stock-based compensation	47,497	44,686	41,269	92,183	80,255
Restructuring charges	266	14,908	2,971	15,174	2,971
Acquisition-related costs	500	1,143	3,057	1,643	2,849
Legal and stockholder matter costs	—	23,091	—	23,091	—
Endowment of Akamai Foundation	50,000	—	—	50,000	—
Interest expense	9,204	4,850	4,646	14,054	9,243
Loss on investments	2,000	—	—	2,000	—
Other expense (income), net	769	(21)	(563)	748	121
Adjusted EBITDA	$261,678	$256,480	$222,096	$518,158	$452,741
Adjusted EBITDA margin	39%	38%	37%	39%	38%

(1)
Prior period information has been restated for the adoption of Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers, which Akamai adopted retrospectively on January 1, 2018. Under this standard, the way revenue is recognized changed for some of Akamai's contracts with customers. Akamai will also begin capitalizing costs associated with obtaining customer contracts, specifically certain commission and incentive payments. For more information, see the posted revisions to the consolidated statements of income and other key disaggregated revenue amounts in the Investor Relations section of Akamai's website at www.akamai.com.

Use of Non-GAAP Financial Measures
In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (GAAP), Akamai provides additional financial metrics that are not prepared in accordance with GAAP (non-GAAP). Management uses non-GAAP financial measures, in addition to GAAP financial measures, to understand and compare operating results across accounting periods, for financial and operational decision making, for planning and forecasting purposes, to measure executive compensation and to evaluate Akamai's financial performance. These non-GAAP financial measures are non-GAAP income from operations, non-GAAP operating margin, non-GAAP net income, non-GAAP net income per share, Adjusted EBITDA, Adjusted EBITDA margin, capital expenditures and impact of foreign currency exchange rates, as discussed below.

Management believes that these non-GAAP financial measures reflect Akamai's ongoing business in a manner that allows for meaningful comparisons and analysis of trends in the business, as they facilitate comparing financial results across accounting periods and to those of peer companies. Management also believes that these non-GAAP financial measures enable investors to evaluate Akamai's operating results and future prospects in the same manner as management. These non-GAAP financial measures may exclude expenses and gains that may be unusual in nature, infrequent or not reflective of Akamai's ongoing operating results.

The non-GAAP financial measures do not replace the presentation of Akamai's GAAP financial results and should only be used as a supplement to, not as a substitute for, Akamai's financial results presented in accordance with GAAP. Akamai has provided a reconciliation of each non-GAAP financial measure used in its financial reporting and investor presentations to the most directly comparable GAAP financial measure. This reconciliation captioned “Reconciliation of GAAP to Non-GAAP Financial Measures” can be found on the Investor Relations section of Akamai's website.

The non-GAAP adjustments, and Akamai's basis for excluding them from non-GAAP financial measures, are outlined below:

•
Amortization of acquired intangible assets – Akamai has incurred amortization of intangible assets, included in its GAAP financial statements, related to various acquisitions Akamai has made. The amount of an acquisition's purchase price allocated to intangible assets and term of its related amortization can vary significantly and are unique to each acquisition; therefore, Akamai excludes amortization of acquired intangible assets from its non-GAAP financial measures to provide investors with a consistent basis for comparing pre- and post-acquisition operating results.

•
Stock-based compensation and amortization of capitalized stock-based compensation – Although stock-based compensation is an important aspect of the compensation paid to Akamai's employees, the grant date fair value varies based on the stock price at the time of grant, varying valuation methodologies, subjective assumptions and the variety of award types. This makes the comparison of Akamai's current financial results to previous and future periods difficult to interpret; therefore, Akamai believes it is useful to exclude stock-based compensation and amortization of capitalized stock-based compensation from its non-GAAP financial measures in order to highlight the performance of Akamai's core business and to be consistent with the way many investors evaluate its performance and compare its operating results to peer companies.

•
Acquisition-related costs – Acquisition-related costs include transaction fees, advisory fees, due diligence costs and other direct costs associated with strategic activities. In addition, subsequent adjustments to Akamai's initial estimated amounts of contingent consideration and indemnification associated with specific acquisitions are included within acquisition-related costs. These amounts are impacted by the timing and size of the acquisitions. Akamai excludes acquisition-related costs from its non-GAAP financial measures to provide a useful comparison of Akamai's operating results to prior periods and to its peer companies because such amounts vary significantly based on the magnitude of the acquisition transactions and do not reflect Akamai's core operations.

•
Restructuring charges – Akamai has incurred restructuring charges that are included in its GAAP financial statements, primarily related to workforce reductions and estimated costs of exiting facility lease commitments. Akamai excludes these items from its non-GAAP financial measures when evaluating its continuing business performance as such items vary significantly based on the magnitude of the restructuring action and do not reflect expected future operating expenses. In addition, these charges do not necessarily provide meaningful insight into the fundamentals of current or past operations of its business.

•
Amortization of debt discount and issuance costs and amortization of capitalized interest expense – In May 2018, Akamai issued $1,150 million of convertible senior notes due 2025 with a coupon interest rate of 0.125%. In February 2014, Akamai issued $690 million of convertible senior notes due 2019 with a coupon interest rate of 0%. The imputed interest rates of these convertible senior notes were 4.26% and 3.20%, respectively. This is a result of the debt discounts recorded for the conversion features that are required to be separately accounted for as equity under GAAP, thereby reducing the carrying value of the convertible debt instruments. The debt discounts are amortized as interest expense together with the issuance costs of the debt. The interest expense excluded from Akamai's non-GAAP results is comprised of these non-cash components and is excluded from management's assessment of the company's operating performance because management believes the non-cash expense is not representative of ongoing operating performance.

•
Gains and losses on investments – Akamai has recorded gains and losses from the disposition and impairment of certain investments. Akamai believes excluding these amounts from its non-GAAP financial measures is useful to investors as the types of events giving rise to them occur infrequently and are not representative of Akamai's core business operations and ongoing operating performance.

•
Legal and stockholder matter costs – Akamai has incurred losses related to the settlement of legal matters, costs from professional service providers related to a non-routine stockholder matter and costs with respect to its internal U.S. Foreign Corrupt Practices Act ("FCPA") investigation. Akamai believes excluding these amounts from its non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of Akamai's core business operations.

•
Endowment of Akamai Foundation – During the second quarter of 2018, Akamai incurred a charge to endow the Akamai Foundation. Akamai believes excluding these amounts from non-GAAP financial measures is useful to investors as this one-time expense is not representative of its core business operations.

•
Income tax effect of non-GAAP adjustments and certain discrete tax items – The non-GAAP adjustments described above are reported on a pre-tax basis. The income tax effect of non-GAAP adjustments is the difference between GAAP and non-GAAP income tax expense. Non-GAAP income tax expense is computed on non-GAAP pre-tax income (GAAP pre-tax income adjusted for non-GAAP adjustments) and excludes certain discrete tax items (such as recording or releasing of valuation allowances), if any. Akamai believes that applying the non GAAP adjustments and their related income tax effect allows Akamai to highlight income attributable to its core operations.

Akamai's definitions of its non-GAAP financial measures are outlined below:

Non-GAAP income from operations – GAAP income from operations adjusted for the following items: amortization of acquired intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; amortization of capitalized interest expense; acquisition-related costs; restructuring charges; benefit from adoption of software development activities; gains and other activity related to divestiture of a business; gains and losses on legal settlements; costs from professional service providers related to a non-routine stockholder matter; costs incurred related to the establishment of an endowment to the Akamai Foundation; costs incurred with respect to Akamai's internal FCPA investigation; and other non-recurring or unusual items that may arise from time to time.

Non-GAAP operating margin – Non-GAAP income from operations stated as a percentage of revenue.

Non-GAAP net income – GAAP net income adjusted for the following tax-affected items: amortization of acquired intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; acquisition-related costs; restructuring charges; benefit from adoption of software development activities; gains and other activity related to divestiture of a business; gains and losses on legal settlements; costs from professional service providers related to a non-routine stockholder matter; costs incurred related to the establishment of an endowment to the Akamai Foundation; costs incurred with respect to Akamai's internal FCPA investigation; loss on early extinguishment of debt; amortization of debt discount and issuance costs; amortization of capitalized interest expense; certain gains and losses on investments; and other non-recurring or unusual items that may arise from time to time.

Non-GAAP net income per share – Non-GAAP net income divided by basic weighted average or diluted common shares outstanding. Basic weighted average shares outstanding are those used in GAAP net income per share calculations. Diluted weighted average shares outstanding are adjusted in non-GAAP per share calculations for the shares that would be delivered to Akamai pursuant to the note hedge transaction entered into in connection with the issuance of $1,150 million of convertible senior notes due 2025 and $690 million of convertible senior notes due 2019. Under GAAP, shares delivered under hedge transactions are not considered offsetting shares in the fully-diluted share calculation until they are delivered. However, the company would receive a benefit from the note hedge transaction and would not allow the dilution to occur, so management believes that adjusting for this benefit provides a meaningful view of operating performance. With respect to the convertible senior notes due 2025, unless and until Akamai's weighted average stock price is greater than $95.10, the intial conversion price, and with respect to the convertible senior notes due 2019, unless and until Akamai's weighted average stock price is greater than $89.56, the initial conversion price, there will be no difference between GAAP and non-GAAP diluted weighted average common shares outstanding.

Adjusted EBITDA – GAAP net income excluding the following items: interest income; income taxes; depreciation and amortization of tangible and intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; acquisition-related costs; restructuring charges; benefit from adoption of software development activities; gains and other activity related to divestiture of a business; gains and losses on legal settlements; costs from professional service providers related to a non-routine stockholder matter; costs incurred related to the establishment of an endowment to the Akamai Foundation; costs incurred with respect to Akamai's internal FCPA investigation; foreign exchange gains and losses; loss on early extinguishment of debt; interest expense; amortization of capitalized interest expense; certain gains and losses on investments; and other non-recurring or unusual items that may arise from time to time.

Adjusted EBITDA margin – Adjusted EBITDA stated as a percentage of revenue.

Capital expenditures, or capex, excluding stock-based compensation and interest expense – Purchases of property and equipment and capitalization of internal-use software development costs presented on an accrual basis, which differs from the cash-basis presentation included in the statements of cash flows. The primary difference between the two is the change in purchases of property and equipment and capitalization of internal-use software development costs accrued for, but not paid, at period end.

Impact of Foreign Currency Exchange Rates – Revenue and earnings from international operations have historically been an important contributor to Akamai's financial results. Consequently, Akamai's financial results have been impacted, and management expects they will continue to be impacted, by fluctuations in foreign currency exchange rates. For example, when the local currencies of our foreign subsidiaries weaken, our consolidated results stated in U.S. dollars are negatively impacted.

Because exchange rates are a meaningful factor in understanding period-to-period comparisons, management believes the presentation of the impact of foreign currency exchange rates on revenue and earnings enhances the understanding of our financial results and evaluation of performance in comparison to prior periods. The dollar impact of changes in foreign currency exchange rates presented is calculated by translating current period results using monthly average foreign currency exchange rates from the comparative period and comparing them to the reported amount. The percentage change at constant currency presented is calculated by comparing the prior period amounts as reported and the current period amounts translated using the same monthly average foreign currency exchange rates from the comparative period.

Akamai Statement Under the Private Securities Litigation Reform Act
This release and/or our quarterly earnings conference call scheduled for later today contain information about future expectations, plans and prospects of Akamai's management that constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995, including statements about expected revenue growth and future profitability levels. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors including, but not limited to, failure of our investments in innovation to generate solutions that are accepted in the market; inability to increase our revenue at the same rate as in the past and keep our expenses from increasing at a greater rate than our revenues; delay in developing or failure to develop new service offerings or functionalities, and if developed, lack of market acceptance of such service offerings and functionalities or failure of such solutions to operate as expected, and other factors that are discussed in the Company's Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other documents periodically filed with the SEC.

In addition, the statements in this press release and on such call represent Akamai's expectations and beliefs as of the date of this press release. Akamai anticipates that subsequent events and developments may cause these expectations and beliefs to change. However, while Akamai may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Akamai's expectations or beliefs as of any date subsequent to the date of this press release.